Excellence. Partnership. Service Welcome! 2010 Annual Meeting of Shareholders April 27, 2010 Exhibit 99.1

Ed Barham Corporate President & CEO

Forward Looking Statements
• In addition to historical information, this presentation contains forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. When we use words such as “believes”, “expects”,
“anticipates” or similar expressions, we are making forward-looking statements.
Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date thereof.
StellarOne wishes to caution the reader that factors, such as those listed below, in some cases have affected and could affect StellarOne’s actual results, causing actual results to differ materially from those in any forward looking statement. These factors include: (i) expected cost savings from StellarOne’s acquisitions and dispositions, (ii)
competitive pressure in the banking industry or in StellarOne’s markets may increase significantly, (iii) changes in the interest rate environment may reduce margins, (iv)
general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, credit quality deterioration, (v)
changes may occur in banking legislation and regulation (vi) changes may occur in general business conditions and (vii) changes may occur in the securities markets.
Please refer to StellarOne’s filings with the Securities and Exchange Commission for additional information, which may be accessed at www.stellarone.com.

StellarOne CORPORATION

Market Performance

Last Three Years Ended 2/26/2010

Price Change

20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
Gain / Loss
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
STEL -51.8%
SNL Small Cap Bank -55.0%
SNL Large Cap Bank -56.7%
SNL Southeast Bank -70.2%

Since 3/6/2009

Price Change

300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
Gain / Loss
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
SNL Southeast Bank 248.2%
SNL Large Cap Bank 190.2%
SNL Small Cap Bank 53.4%
STEL 27.5%

StellarOne CORPORATION

Tangible Book Value Multiples

Last Three Years Ended 2/26/2010

Price/Tangible Book Change

4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Multiple
SNL Large Cap Bank 1.8x
SNL Small Cap Bank 1.5x
SNL Southeast Bank 1.4x
STEL 1.0x
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09

0.9x

The average Price / Tangible Book Value multiple in the Southeast (as of February 26, 2010)

StellarOne CORPORATION

Tangible Common Equity

Banks with total assets between $2 billion and $10 billion located in the Southeast

- Tangible common equity ratio becoming an increasingly scrutinized ratio
  - First-loss cushion for equity shareholders
  - Used as a base for valuation
  - Tangible equity more important for equity holders
- Generally, banks with higher tangible common equity ratios have seen their stocks outperform peers with lower tangible common equity ratios

Rank	Company Name	Tangible Common Equity / Tangible Assets
1	Home BancShares, Inc.	13.6%
2	TowneBank	10.6%
3	Simmons First National Corporation	10.2%
4	City Holding Company	9.8%
5	Bank of the Ozarks, Inc	9.5%
6	**StellarOne Corporation**	**9.3%**
7	Hancock Holding Company	8.8%
8	Trustmark Corporation	8.7%
9	Union First Market Bankshares Corporation	8.6%
10	SCBT Financial Corporation	8.2%
	Peer Group Median	**7.2%**

StellarOne CORPORATION

Historical Industry Net Income / (Loss) Trends

1st Quarter 2007 to 4th Quarter 2009

Historical Net Income / (Loss)
$ Billions
Net Income / (Loss)
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
-$30.0
-$40.0
$31.2
$32.0
$27.4
$8.8
$19.3
$10.0
$7.9
($29.3)
$7.2
($4.1)
$1.5
$0.9
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2007
2008
2009

StellarOne CORPORATION

Bank & Thrift Market Observations

Historical Industry Nonperforming Loan Trends

1st Quarter 2007 to 4th Quarter 2009

Historical Nonperforming Loans (NPLs)
Noncurrent Loans & Leases $ Billions
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% Change from Previous Quarter
$61.4
$68.0
$83.3
$112.0
$138.1
$167.1
$187.5
$233.6
$292.0
$332.1
$367.0
$391.3
6.7%
10.8%
22.5%
34.5%
23.3%
20.9%
12.2%
24.6%
25.0%
13.7%
10.5%
6.6%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2007
2008
2009

A&D/Construction: SML A&D/Construction (Net of SML) R/E Mortgage Consumer Commercial R/E Commercial 10.52% 10.15% 38.73% 25.78% 12.93% 1.90% Total Portfolio $2,181,196,000 As of 12/31/09

Total Non Performing Loans = $66,254,000
Total Non Performing Loans as a
Percentage of the Total Loan Portfolio = 2.79%
A&D/Construction:
SML
A&D/Construction
(Net of SML)
R/E Mortgage
Consumer
Commercial R/E
Commercial
2.85%
30.72%
17.88%
23.23%
13.47%
11.84%
As of 12/31/09

StellarOne CORPORATION

NPA Ratio - Raymond James Micro-Cap Coverage

Company	Ticker	4Q08	3Q09	4Q09	4Q09 Rank (low to high)	4Q09/ 4Q08 Change (bp)	Change Rank (low to high)	4Q09/ 3Q09 Change (bp)	Change Rank (low to high)
Bank of Florida Corporation	BOFL	6.96%	16.12%	18.55%	21	1,159	22	243	22
First Busey Corporation	BUSE	3.96%	7.41%	4.62%	10	66	6	-279	1
Capital City Bank Group, Inc.	CCBG	5.48%	7.25%	7.38%	17	190	13	13	11
Cardinal Financial Corporation	CFNL	0.37%	0.68%	0.38%	1	1	5	-30	5
CoBiz Financial Inc.	COBZ	2.24%	4.95%	5.75%	12	351	16	80	18
Doral Financial Corporation	DRL	13.67%	15.69%	25.91%	23	1,224	23	1,022	23
First BanCorp.	FBP	4.85%	12.49%	13.23%	20	838	21	74	16
First Community Bancshares, Inc.	FCBC	1.09%	1.36%	1.80%	4	71	7	44	14
1st Constitution Bancorp	FCCY	1.97%	1.95%	1.41%	3	-56	3	-54	4
First Defiance Financial Corp.	FDEF	2.52%	2.98%	3.74%	7	122	10	76	17
First Mariner Bancorp	FMAR	6.32%	5.65%	6.31%	13	-1	4	66	15
First Security Group, Inc.	FSGI	2.67%	4.87%	6.72%	15	405	18	185	21
Lakeland Bancorp, Inc.	LBAI	1.02%	2.33%	2.18%	5	116	9	-15	7
Mercantile Bank Corporation	MBWM	3.01%	6.59%	6.97%	16	396	17	38	13
Oriental Financial Group Inc.	OFG	3.93%	4.67%	5.70%	11	177	12	103	20
Parke Bancorp, Inc.	PKBK	1.68%	4.46%	4.33%	9	265	15	-13	8
Seacoast Banking Corporation of Florida	SBCF	6.21%	12.81%	12.54%	19	633	20	-27	6
StellarOne Corporation	STEL	2.15%	3.44%	2.90%	6	75	8	-54	3
TIB Financial Corp.	TIBB	5.25%	10.02%	10.99%	18	574	19	97	19
Tower Bancorp, Inc.	TOBC	1.13%	0.56%	0.49%	2	-64	2	-7	10
South Financial Group, Inc.	TSFG	4.10%	6.25%	6.43%	14	233	14	18	12
Virginia Commerce Bancorp, Inc.	VCBI	5.11%	5.37%	4.09%	8	-102	1	-128	2
W Holding Company, Inc.	WHI	17.50%	18.85%	18.77%	22	127	11	-8	9
Average		**4.49%**	**6.82%**	**7.44%**		**296**		**63**	
Median		**3.93%**	**5.37%**	**5.75%**		**177**		**18**	
U.S. Commercial Banks		**2.53%**	**4.57%**	**4.95%**		**242**		**38**	

Source: Company reports, SNL Financial.

StellarOne CORPORATION

FDIC Problem Institution List
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
# of Institutions
900
800
700
600
500
400
300
200
100
0
Problem Assets ($ Bil)
1,496
1,430
1,066
575
318
193
117
92
84
79
94
114
136
116
80
52
50
76
252
702
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Problem Institutions
Problem Assets ($ Bil)

Data as of 12/31/09.

Source: FDIC.

StellarOne CORPORATION

Number of Failed Banks by Year
600
500
400
300
200
100
0
22
40
119
99
106
180
204
262
470
534
381
268
179
50
15
8
6
1
3
8
7
4
11
3
4
0
0
3
25
140
41
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
10 YTD

Data as of 3/29/10.

Source: FDIC.

StellarOne CORPORATION

Potential "Problem" Banks

Observations

Southeast Potential Problem Banks by State
Total Assets ($ billions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$67
$26
$4
$4
$4
$2
$1
$0
FL
GA
SC
NC
AL
AR
VA
TN
72 Banks
64 Banks
7 Banks
7 Banks
6 Banks
4 Banks
4 Bank
1 Banks

- Virginia represents one of the smallest concentration of problem banks both by assets in the Southeast (4 banks with less than $1 billion in assets)

Line of Business Overview Mr. Greg Feldmann Bank President & CEO

Retail Snapshot Households > 112,000 Deposits $2.35 billion Loans $610 million Annual Fee Income $16.1 million Financial Centers 56 Alternative Channels CCC, Internet, Phone, Mobile Employees 365

Retail 2009 Accomplishments
Production results ~ 2009 vs 2008
Loans:
Total Consumer Loans
á
10.43%
Monthly Average Book Applications
á
8.93%
Monthly Applications Taken
á
5.47%
Monthly Average Loan Applications
á
1.46%
Deposits:
Total Interest Bearing Deposits
á
5.74%
Total Deposits
á
3.88%
Implemented New Account Follow Up (NAFU) process to
ensure new client satisfaction and optimize cross selling
opportunities

Retail 2009 Accomplishments
Bonanza Deposit Campaign
Total Deposits $96.3MM
Accounts opened 5,431
Wealth Management referral program
Retail referrals up 30% from previous year
Retail revenue up nearly 20%

Retail 2009 Accomplishments
Improved branch efficiency through
strategic realignment
Closed/Consolidated 5 Financial Centers
Overall deposit retention rate 95%
Sold Woodstock to 1
st
Bank
Annualized operating cost savings ~
$1.8 million
Relocated Market St. to Franklin
Plaza
Opened Plank Rd. facility

2010 Key Initiatives
Retail Focus: Build Relationships, Revenue and Retention
Refinement of Retail Executive Management
Intensify focus on Sales and Service and improvement in
Operations, Compliance and Project Management
Grow noninterest income
Example: Improve check card penetration
Focus on organic growth
Integrate Client Contact Center into Retail
Developing sales campaigns for clients utilizing Next Best
Product Strategy developed through Marketing
StellarOne@Work being promoted to Business and
Commercial Banking clients

2010 Key Initiatives
Continue to improve operating efficiency
More sales per square foot
Manage to staffing model
Driving “store owner” mentality using MPC
Relocate Seminole Trail Financial Center to
new Northtowne location
Lease or sell excess space

StellarOne
CORPORATION

NOW OPEN!
StellarOne
StellarOne

Plank Road

Commercial Snapshot
Market Segments Served Commercial: $3 to $25 million
Middle Market: >$25 million
Commercial Real Estate: A&D,
Housing, Income producing properties,
Hospitality
Treasury Management Services for
companies and municipalities
Loans $1.3 billion
Deposits $93 million non-interest
$62 million in sweep balances
Employees 67

2009 Highlights
• Loan production - $378 million commitments closed
• Treasury Management:
– Sweep balances - $62 million average
– Account analysis income up 36% to ~$700k annually
• Established RM staffing metric - $40MM/150-200 notes
• Implemented Segmentation Strategy
– Core Commercial
– Middle Market
– Greater focus and refinement of Commercial Real Estate Group
• Transferred $150mm+ in loans and reassigned 5 officers
to Business Banking to improve relationship coverage
and risk management

2010 Initiatives & Goals
• Grow & diversify loans in C&I
– Growth goal of 5% on loans and 4% on deposits
– Evaluate potential markets for LPO
– Opportunity in government contracting sector
– Leverage SBA
– Cross sell treasury management, insurance, wealth management
• Refine Commercial management structure
– Regional Portfolio Manager Positions
– Regional Commercial Banking Manager Positions
• Commercial Real Estate
– Remain vigilant on working down problems
• A&D exposure reduced by $89 million in 2009
– Be opportunistic in our markets
• Further enhance products and services
– Treasury Management capabilities (international, F/X, etc.)
– Interest Rate hedging alternatives

Business Banking
Market Served Business and professional
groups with revenues $3 million
or less
Market Opportunity > 300,000 opportunities in VA
Loans $235 million
Deposits Drive to Retail centers to
leverage investment in facilities
Business Model 60% business/40% retail (bank
the owners and employees)
Employees 16.5

2009 Highlights
• Completed “right sizing” to ensure
effective coverage in prime BB
markets
• Successfully integrated $150MM loan
portfolio and 5 RMs
• Developed scorecard system to track
effectiveness of RMs
• Structured Specialized Lending area
with a focus on SBA lending

2010 Initiatives
• $67 million in new loans/$20 million in core
deposits/Cross sell fee services
– Rolled out “Premier Profiling Program” to expand
existing relationships
– Generating additional fees through investments,
insurance and mortgage
– Double SBA loan book
– Developing a new tiered deposit product embedding
treasury management features
– Partnering with Retail to cross sell StellarOne@Work
• Utilizing Synapsys (CRM system) to ensure all calling
and selling activity is captured

Mortgage Snapshot
Markets Served Retail: customers and
prospects in or near our
Virginia markets
Wholesale: Smaller banks
and brokers principally in
VA, NC, SC
2009 Customers Served 3,422
2009 Loan Volume $618 million
2009 Revenues $5.6 million

2009 Accomplishments
• Implemented Optimal Blue system
• Made process improvements for underwriting,
closing, and post closing functions
• Expanded into Richmond market
• Wholesale developed mini-correspondent
program
• Website improvements

2010 Initiatives
• Cross sell Bank and affiliate services (e.g., insurance)
– Achieving 15% or greater cross sell penetration rate
• Continue to build strong ties to our builders in order to
help them close more business while increasing our
“purchase” business
• Better utilize Customer Contact Center
• Continual improvement in Risk Management
• Enhance Freddie Mac relationship of delivery channel to
enhance funding and delivery of loans for greater
profitability

Wealth Management Overview Securities Asset Management Total Employees 11 24 35 Assets $212MM $462MM $674MM Accounts 4,277 868 5,145 2009 Revenues $1.2MM $2.96MM $4.16MM

2009 Accomplishments
• Securities Division assets grew by $39 million
or 23%
• Asset Management booked 79 new accounts
with initial funding of $28 million
• Retained 99.5% of Asset Management
accounts in a volatile market year
• Hired experienced Relationship Managers in
Roanoke, Fredericksburg and Staunton
• Implemented Investor’s View

2010 Initiatives
• Business Development / Marketing
– Holding “Will Workshop” seminars
– Planning seminars for centers of influence (attorneys, CPA’s, etc.) that would include continuing education credits
– Expansion of number of staff members making business development calls to better cover the footprint of Wealth Management
• Account Retention Focus
– Implementation of a call tracking system based on client tiers
– Goals established for number of proactive client contacts per year
• Portfolio Management
– Implementation of a new performance measurement system
– Creation of collateral materials documenting investment performance

Financial Report Mr. Jeffrey W. Farrar Executive Vice President and Chief Financial Officer

• Discussion Topics: – Profitability – Asset Quality – Balance Sheet, Capital and Liquidity – Overhead and Efficiency Efforts – Stock Ownership and Performance

First Quarter Preview
• Earnings improvement that will exceed the
consensus estimate.
• Decrease in total non-performing assets for the
second consecutive quarter.
• Higher charge-offs and related provisioning
sequentially.
• Continued improvement in net interest margin
for second consecutive quarter.
• Improved contribution from mortgage and wealth
management.
• Official earnings release on Thursday.

Peer Comparisons
• Sandy Spring
Bancorp
• City Holding
Company
• Capital City Group
• Townebank
• Cardinal Financial
• Pinnacle Financial
• SCBT Financial
• S&T Bancorp
• Seacoast Banking
• Harleysville National
• Sun Corporation
• Virginia Commerce

Profitability StellarOne 2009 Actual 2009 Peer Average Return on Average Assets -.28% -.18% Return on Average Equity -1.99% -3.02%

StellarOne CORPORATION

$15,485
$60,145
$16,967
$57,769
$24,291
$98,415
$26,383
$89,197

Revenue Growth and Composition $15,000 $40,000 $65,000 $90,000 $115,000 2006 2007 2008 2009 Non - interest Income Net Interest Income

3.52% 3.34% 3.30% 3.45% 3.64% 3.25% 3.35% 3.45% 3.55% 3.65% 3.75% 3.85% 1Q 2009 2Q 2009 3Q 2009 4Q2009 Peer YE 2009 Net Interest Margin

Earnings and Dividends
(in thousands)
-$10,000
-$7,500
-$5,000
-$2,500
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
2008 2009 4Q - 2009
$9,411
($8,530)
$546
$12,614
$6,350
$908
Earnings (Loss) Dividends

2006 2007 2008 2009 Peer
Non-performing
Assets / Total
Assets
0.19% 0.44% 1.66% 2.13% 2.60%
Net Charge-offs
/ Average
Loans
(0.01)% 0.12% 0.80% 1.24% 1.09%
Allowance /
Loans
1.19% 1.23% 1.35% 1.84% 1.69%
Asset Quality

$400 $1,400 $2,400 $3,400 Loans Deposits Assets 2007 2008 2009 $400 $1,400 $2,400 $3,400 Loans Deposits Assets 2007 2008 2009 Balance Sheet 2009 vs. 2008 Loans (3.4)% Deposits 4.9% Assets 1.3%

Deposit Base
Time
Deposits,
40%
Savings
deposits,
8%
Demand
deposits,
39%
Non-
interest
bearing,
12%
Non-
interest
bearing
13%
Savings
deposits
8%
Demand
deposits,
32%
Time
Deposits,
47%
2009 - $2.44
Billion
2008 – $2.32
Billion

$12.66 $13.97 $15.08 $17.90 $17.30 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 2005 2006 2007 2008 2009 Book Value per Common Share

Capital Ratios StellarOne 2009 Actual 2009 Peer Median Tier 1 Capital to Risk Adjusted Assets 13.21% 12.35% Tangible Equity to Tangible Assets 10.26% 8.84% Total Equity to Total Assets 14.46% 14.48%

• Liquid assets (cash and securities) of $551
million or 18% of balance sheet.
• Securities portfolio is of a high quality with no
embedded credit risk and short duration.
• Untapped lines of credit exceed $85 million
which are available if the need warrants for use
as standby sources of liquidity.
Liquidity

$22,224 $24,057 $22,748 $24,875 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 1Q - 2009 2Q - 2009 3Q - 2009 4Q - 2009 Overhead by Quarter (Dollars in thousands)

1,013 846 827 815 0 500 1,000 1,500 Jul-07 Dec-08 Dec-09 FTE History

Valuation StellarOne 2009 Actual 2009 Peer Average YTD Stock Performance 44.6% 17.5% Percentage of Book Value 85% 118% Market Capitalization $343 M $372 M

YTD % 1yr. % 5yr. % StellarOne (STEL) 46.62% 5.73% (24.30)% Peers 32.70% 3.47% (22.50)% Total Return Performance

Coverage and Ownership
• StellarOne now covered by ten buy side
analysts.
• Institutional ownership is now almost 30%
of total ownership.
• Top four holders:
– BlackRock Global 4.88%
– Vanguard Group 3.99%
– Dimensional Fund 3.74%
– Heartland Advisors 2.74%

Questions and Discussion Thank You!